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                             PROSPECTUS SUPPLEMENT

                         (To Prospectus dated   , 2001)
    Filed pursuant to Rule 424(b)(3) of the Rules and Regulations under the
                             Securities Act of 1933
                      Registration Statement No. 333-66082

                                DUANE READE INC.
                                  COMMON STOCK

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                              RECENT DEVELOPMENTS

    On August 20, 2001, we issued common stock registered under our registration statement on Form S-4 (File No. 333-66082) to King's Lexington Pharmacy Inc., King's Chelsea Inc., BRB Pharmacy Inc. and King's Jamaica Avenue Corp. as part of the consideration paid for drugstore assets we acquired from them pursuant to an Asset Purchase Agreement, dated as of June 25, 2001, among Duane Reade Inc., King's Lexington Pharmacy Inc., King's Chelsea Inc., BRB Pharmacy Inc. and King's Jamaica Avenue Corp.

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                                August 22, 2001